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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of report                     January 29, 2004
                                   --------------------
(Date of earliest reported event)


                                COTT CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           CANADA                       000-19914                 None
-------------------------------       -------------      ----------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)


                        207 Queen's Quay West, Suite 340
                            Toronto, Ontario M5J 1A7
          -------------------------------------------------------------
             (Address of principal executive offices) (Postal Code)

                                 (416) 203-3898
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 29, 2004 Cott Corporation issued a press release announcing its financial results for the year ended January 3, 2004. This press release is furnished herewith as Exhibit 99.1 of this Form 8-K and is incorporated by reference into this Item 12 as if fully set forth herein. The press release includes information on EBITDA. Although it is not a recognized measure of performance under U.S. GAAP, EBITDA is presented as it is a widely accepted financial indicator of a company's ability to incur or service indebtedness and because the Company believes it is helpful to evaluating its on-going business operations.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COTT CORPORATION
                                        (Registrant)


Date: January 29, 2004                  /s/ Raymond P. Silcock
                                        ----------------------------------------
                                        Raymond P. Silcock
                                        Executive Vice President &
                                        Chief Financial Officer




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                                  EXHIBIT INDEX

Number         Description
------         -----------

 99.1 Press Release dated January 29, 2004 announcing the Company's earnings for the year ended January 3, 2004.




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